Exhibit 99.1

Engineered for Scale. Designed for the Future. Powered by the Atmosphere. A Bring-Your-Own-Power scalable, infrastructure-grade system that delivers clean, continuous energy to data centers, utilities, industrial operations, and manufacturing facilities.

Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements concerning KiNRG, Inc. and its subsidiaries. Forward-looking statements include statements that are not historical facts and statements regarding the Company's expectations, plans, objectives, strategies, future events, financial or operating performance and assumptions underlying such statements. Words such as "anticipate," "believe," "continue," "could," "design," "estimate," "expect," "intend," "may," "plan," "potential," "project," "target," "will," "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include, among other things, statements regarding the proposed offering and listing of the Company's common stock; the anticipated use of proceeds; the development, engineering, construction, testing, permitting and commercialization of the Company's HydroThermal Reactor ("HTR") technology; the anticipated performance, generating capacity, operating availability, construction costs and timelines, efficiency, emissions characteristics and economic benefits of the HTR; the Company's ability to obtain project financing, power purchase or off-take agreements, strategic relationships and customers; the availability of governmental incentives or tax credits; future construction activity and customer relationships; anticipated benefits and synergies from the TRINITY acquisition; the Company's intellectual property and pending patent applications; and the Company's other plans, strategies, opportunities and prospects. These forward-looking statements are based on management's current expectations, estimates, assumptions and projections and are inherently subject to significant risks and uncertainties, many of which are outside the Company's control. In particular, the HTR has not yet been constructed or operated at commercial scale, and there can be no assurance that it will achieve the generating capacity, operating performance, costs, construction timelines, emissions reductions, economic results or other characteristics currently anticipated or described in this presentation. Actual results may differ materially from those expressed or implied by the forward-looking statements as a result of numerous factors, including risks relating to the technical feasibility, engineering, construction, testing and commercialization of the HTR; changes in design or development plans; permitting, environmental, water-use and site-development requirements; construction costs and delays; access to financing and capital; the ability to enter into off-take or power purchase agreements; customer adoption; competition and technological developments; energy prices and market conditions; regulatory, tax and governmental policy changes; intellectual-property protection; TRINITY's ability to execute its backlog and obtain new projects; project cancellations, modifications or delays; integration of TRINITY; general economic and capital-market conditions; the Company's ability to complete the proposed offering and obtain and maintain a listing on NYSE American; and the other risks and uncertainties described under "Risk Factors" and elsewhere in the Company's most recent preliminary prospectus and its other filings with the SEC. Forward-looking statements speak only as of the date they are made. You should not place undue reliance on these statements. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, changes in circumstances or otherwise.

KiNRG The Future of Energy

About Us

Combining next-generation clean energy technology with proven mission-critical construction expertise

One Company, Two Engines for Growth

KiNRG, Inc.

CLEAN ENERGY TECHNOLOGY

KiNRG is developing a HydroThermal Reactor (HTR) — a patented technology designed to generate reliable, 24/7 electricity using evaporative cooling and downdraft dynamics, without combusting fossil fuels.

- 8 issued patents (6 U.S., plus Morocco and Kuwait), with 5 additional applications pending
- Engineering and scientific team drawn from Penn State, Georgia Tech and Duke University
- Developing a smaller, modular HTR purpose-built bring-your-own-power solution for always-on data center loads

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TRINITY Group Construction

MISSION-CRITICAL CONSTRUCTION

Founded in 2002 and headquartered in Herndon, VA, TRINITY is a commercial general contractor delivering preconstruction, design-build, general contracting and construction management for data centers and other mission-critical facilities.

- 2.5M+ sq. ft. of data centers built; 500K+ sq. ft. in progress across 3 states and Egypt
- $657.4 million construction backlog as of July 31, 2026

8 Patents issued across the U.S. and abroad	**$257.2M** 2025 pro forma combined revenue	**$12.4M** TRINITY acquisition completed April 1, 2026	**$369.2M** Q2 2026 Revenue

Industry Trends Rising electricity demand from AI, cloud computing, data center growth and industrial expansion is projected to drive continued investment in energy infrastructure, mission-critical facilities and related construction services. Backup and resilient power solutions Alternative and lower-emission energy technologies Data center and infrastructure development Grid modernization and infrastructure upgrades Commercial and mission-critical construction services

A staged approach to combining proven construction capability with next-generation energy technology 1 Continue TRINITY's commercial construction and mission- critical infrastructure operations 2 Pursue opportunities to combine data center infrastructure development with future HTR-related energy solutions 3 Continue engineering, development and evaluation of HTR systems and related technologies 4 Pursue strategic relationships, financing opportunities and potential customer relationships 5 Evaluate future pilot, demonstration and infrastructure development opportunities for HTR technologies and related energy projects Staged Growth Strategy

Investment Highlights A patented energy platform paired with an established, cash-generating construction business Vertically Integrated Strategy TRINITY builds the data center and the power source in-house — a bring-your-own-power combination few competitors can offer data center developers. Durable Customer Relationships TRINITY services several smaller repeat business clients, and currently has data center construction projects in Maryland, Virginia, Texas and Cairo. Protected, Differentiated Technology The HTR is designed to generate electricity without combusting fossil fuels, backed by 8 issued patents across the U.S., Morocco and Kuwait, with 5 more pending. Large, Underserved Market AI and data center growth is driving unprecedented demand for reliable, always-on baseload power beyond what the grid can supply. Current, Cash- Generating Revenue TRINITY contributed $257.2M of FY 2025 pro forma revenue and $369.2M of Q2 2026 revenue. TRINITY carries a $657.4M backlog as of July 31, 2026, funding operations while HTR is developed.

How Does the HydroThermal Reactor Work?



WARM DRY AIR
WATER SPRAY AND EVAPORATION
AIR FALLS
TURBINE
EXHAUST

HydroThermal Reactor

The HydroThermal Reactor is a concrete structure with a water injection system at the top that introduces measured droplets of water through a distribution header.

Water Droplets

The water droplets introduced near the top of the Reactor immediately begin to react due to the sun-warmed air at the very top of the Reactor.

Evaporation

The natural evaporative process immediately begins to cool the surrounding air inside the top of the HydroThermal Reactor. As evaporation and cooling continues, the cooler/denser air inside the Reactor descends, reaching speeds exceeding 50 mph.

Immense Acceleration

The now significantly colder, denser, damp, and compressed air amassed near the base of the Reactor flows laterally into tunnels surrounding the base of the Reactor, achieving wind speeds up to and well in excess of 100 mph.

Patented System of Turbines

A patented system of turbines extracts the kinetic energy inside the wind tunnels and generates **GREEN ELECTRICITY**

Small Format HydroThermal Reactor

Solution Based on Existing Science
Replaces fossil fuels and more efficient than solar and wind

Continuous Clean Energy Production
24 Hours a day
7 Days a week
365 Days a year

Cost-Effective Green Energy/ Green Hydrogen Solution in the Industry

Supports 200 MW AI Data Center Baseload

Zero Carbon Footprint
Eliminates ~1.5 MILLION metric tons of carbon per installation per year if 200MW HTR operating at baseload was being generated by a traditional fossil fuel power plant



KiNRG
1 WARM DRY AIR ENTERS THE REACTOR
2 WATER MIST IS INTRODUCED
3 EVAPORATION COOLS THE AIR
4 COOLED, DENSE AIR ACCELERATES DOWNWARD
5 HIGH-VELOCITY AIR DRIVES TURBINES
6 AIR EXITS THROUGH WIND TUNNELS THAT DRIVE TURBINES

KiNRG
The Future of Energy

Supported by Intellectual Property



1. **Patent #8,120,191** | Efficient Energy Conversion Devices and Methods

   This patent covers a novel hydraulic system capable of maintaining high efficiency hydraulic to electric conversion under a wide variance of wind speeds, as coupled to a plurality of wind turbines in wind tunnels. Issued 2/21/2012. **USA**

2. **Patent #8,517,662 B2** | Atmospheric Energy Extraction Devices and Methods

   This patent covers a structure for producing electricity, specifically a Tower capable of adding moisture at the top of the structure to hot-dry air so as to generate a downdraft of wind within the interior of the Tower, vanes coupled to the exterior of the Tower that at least partially define a plurality of elongated pockets to the exterior of the Tower, and flaps located to redirect the incident wind downwards into tunnels to convert wind to electricity. Issued 8/27/2013. **USA**

3. **Patent #8,643,204 B2** | Efficient Energy Conversion Devices and Methods

   This patent enhances and broadens previously issued Patent #8120191. Issued 2/04/2014. **USA**

4. **Patent #8,727,698 B1** | Atmospheric Energy Extraction Devices and Methods

   This patent claims are targeted to represent the advantages of the new Tower structural shape, the configuration of the Tower walls, their composition as well as the wall thicknesses for a given height, along with more efficient construction methodology and enhanced wind force resistance over prior Tower designs. Issued 5/20/2014. **USA**

5. **Patent #10,989,171** | Methods and Apparatus for Storage of Compressed Air Energy and the Release and Conversion of Compressed Air Energy

   This patent relates to energy storage, and more specifically to the methods and apparatus to harness energy when natural energy sources are not readily available, including the storage and utilization of said energy. Issued 4/27/2021. **USA**

6. **Patent #11,486,359** | Multi-Stage Wind Turbine

   This patent covers the multi-stage wind power extractor features, including the circular tunnel with an expanding diameter and multiple turbines aligned inside. Each turbine has blades, a controller, and a motor. The controllers engage the turbines based on wind speed, and the motors power generators to extract energy. **USA**

7. **Patent #65,031** | Multi-Stage Wind Turbine

   This patent covers the multi-stage wind power extractor features, including the circular tunnel with an expanding diameter and multiple turbines aligned inside. Each turbine has blades, a controller, and a motor. The controllers engage the turbines based on wind speed, and the motors power generators to extract energy. **Morocco**

8. **Patent** | Multi-Stage Wind Turbine

   This patent covers the multi-stage wind power extractor features, including the circular tunnel with an expanding diameter and multiple turbines aligned inside. Each turbine has blades, a controller, and a motor. The controllers engage the turbines based on wind speed, and the motors power generators to extract energy. **Kuwait**

Global Rollout Strategy The locations shown represent geographic areas that the Company believes have weather conditions suitable for potential HydroThermal Reactor deployments. * * The locations shown represent potential deployment opportunities only and are not confirmed or guaranteed HydroThermal Reactor deployment locations..

United States Rollout Strategy The locations shown represent geographic areas that the Company believes have weather conditions suitable for potential clusters of smaller HydroThermal Reactor deployments supporting A.I. data center expansion, industrial operations and manufacturing facilities. * * The locations shown represent potential deployment opportunities only and are not confirmed or guaranteed HydroThermal Reactor deployment locations..

Small Nuclear Reactor Operational Availability TBD 2029 Installation Costs TBD $1.5 Billion Longevity Fuel Replaced 10 Years, LT Life TBD 75-100 Years Generates Power 24/7/365 Yes Yes Predictable Outcome Yes Yes Tax/Carbon Credits Yes Yes Environmental Impact Zero Carbon Footprint Zero Carbon Footprint HydroThermal Reactor * Decommissioning Years of Monitoring After Use Life TBD Concrete Structure Recyclable & Most Equipment Remarketed Competitive Analysis for AI Data Centers Comparison of other 200 megawatt (MWH) Baseload Capacity Production Facilities * The HTR is based upon projections and estimates, none of which are guaranteed.

TRINITY Group Construction Overview

KiNRG
The Future of Energy

A wholly owned subsidiary of KiNRG, delivering mission-critical construction since 2002

ONE TEAM — 4+ YEARS OF COLLABORATION

Shared Leadership, Deep Collaboration

KiNRG and TRINITY share leadership and office space in Herndon, VA, and have collaborated for over four years on integrating construction with HTR energy technology. Founder Millard L. "Flip" Wallen, III also serves as President of KiNRG — an alignment that culminated in KiNRG's $12.4 million acquisition of TRINITY, completed April 1, 2026.

Full-Service Construction Capabilities

TRINITY Group Construction has extensive expertise in data center development, with over 2.5 million square feet already built in the heart of Northern Virginia's Data Center Alley and more than 500K square feet is under construction across four data center campuses; three located in the United States, and one globally.

Regional Strength, Global Reach

TRINITY serves clients throughout Virginia, Maryland, Washington, D.C. and Texas — with active data center construction underway in three U.S. states and Cairo, Egypt, and a growing base of repeat customers.



$657.4M
Construction backlog

$257.2M
TRINITY 2025 total revenue

$369.2M
TRINITY Q2 2026 total revenue

2.5M+ sf
Data centers built or construction-managed

500K+ sf
Under construction

~93
TRINITY employees (as of August 2026)

KiNRG and TRINITY Group Construction (TGC) Synergies Joint Ventures TGC's specialty in constructing data centers and KiNRG's focus on powering them gives them a competitive value proposition when bidding for contracts, supplying two essential service for datacenters. Leverage Network TGC's previous and current projects on datacenters give KiNRG a network of potential clients spread across several states and countries that they would have a standing relationship with. Create New Revenue Streams TGC's build out of data centers creates an initial influx of revenue which can create sustainable and predictable cash flows as KiNRG supplies low-cost green energy for the completed datacenter. Potential Upside Opportunity TCG's construction revenue currently provides growing cash flows while KiNRG's HTR segment provides high upside supported by strong industry tailwinds fueled by rising datacenter energy demand and the need for carbon-free energy.

Financial Highlights FY 2025 Ended December 31, 2025 Pro Forma Combined Q2 2026 Ended June 30, 2026 Pro Forma Combined Revenue $257.2M $369.2M Gross Profit $9.0M $22.1M Gross Margin 3.5% 6.0% Operating Income $664K $17.1M Operating Margin 0.26% 4.6% Net Income $1.1M $16.2M

Leadership Ron Pickett | Chairman & CEO Ron Pickett, KiNRG's founder and CEO, brings over 50 years of construction, development and innovative technology skills and expertise to the team. Mr. Pickett founded KiNRG and became its CEO on December 29, 2010. He has founded several innovative companies, including the first international telemedicine provider for the shipping industry; a major U.S. sustainable energy, composting and recycling facility; and Telkonet, which pioneered broadband over powerline communications and commercial energy management to the hospitality, real estate and defense sectors. Mr. Pickett has a deep understanding of government, legislative, and permitting practices, and has guided five companies from the startup and early stage through the public ownership process. Additionally, Mr. Pickett served as President and a Director of internet and Wi-Fi services provider Microwave Systems Technology Inc., and Vice Chairman of Geeks on Call Holdings, Inc., a public company that provided quick-response, on-site computer solutions. His early career work included consulting for Frouge and Gulf Oil on real estate deals, and later for Madison Square Garden Corporation on asset liquidation. He earned a degree in history from Gordon College. Ron Pickett Chairman & CEO Flip Wallen President, KiNRG CEO, TRINITY Flip Wallen | KiNRG President & TRINITY CEO Flip Wallen, a 47-year veteran of the commercial real estate industry, specializes in mission-critical construction, particularly in the data center market. A James Madison University graduate with a BBA in Management Information Systems, he has developed over 3 million square feet of data center space in Northern Virginia's "Data Center Alley." Flip founded TRINITY Group Construction in 2002, a leading commercial construction company in the DC Metro area. He joined the company as Executive Vice President of Construction & Development in late 2020 and now serves as its President, advising on the integration of an Eco-Energy Park and GH2 plant with their HydroThermal Reactor Project. www.KiNRG.com

Ron Pickett | Chairman & CEO Ron.Pickett@KiNRG.com +1 910.619.3171 www.KiNRG.com There is no guarantee that any specific outcome will be achieved. Past performance is not indicative of future results. Investments may be speculative, illiquid and there is risk of total loss.